Exhibit 10.36

AMENDMENT NUMBER TWO

to the

MASTER REPURCHASE AGREEMENT

dated as of December 1, 2004

among

ECC CAPITAL CORPORATION,

ENCORE CREDIT CORP.

and

WACHOVIA BANK, NATIONAL ASSOCIATION

This AMENDMENT NUMBER TWO (“Amendment Number Two”), is made this 26th day of January, 2005, among ECC Capital Corporation (“ECC”), Encore Credit Corp. (“Encore” and together with ECC, the “Sellers”) and Wachovia Bank, National Association (the “Buyer”), to the Master Repurchase Agreement, dated as of December 1, 2004, as amended, among the Buyer and the Sellers (the “Master Repurchase Agreement”).

RECITALS

WHEREAS, the Sellers are in the process of converting to a REIT and selling shares of the REIT in a public offering (the “Public Offering”);

WHEREAS, the Buyer and the Sellers entered into the Master Repurchase Agreement;

WHEREAS, the Buyer and the Sellers entered into Amendment Number One to the Master Repurchase Agreement, dated January 5, 2005; and

WHEREAS, the Buyer and the Sellers wish to further amend the Master Repurchase Agreement as follows.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Master Repurchase Agreement.

SECTION 2. Amendments. The Master Repurchase Agreement is hereby amended as follows:

(a) Section 14(g)(ii)(A) is hereby amended by deleting subclause (A) in its entirety and replacing it with the following:

Sellers shall not permit the ratio of their aggregate consolidated Indebtedness to Sellers’ aggregate Adjusted Tangible Net Worth to exceed 35:1 for the period from January 26, 2005 to the earlier of (i) February 28, 2005 or (ii) the closing of the Public Offering. After the earlier of (i) February 28, 2005 or (ii) the closing of the Public Offering, Sellers shall not permit the ratio of their aggregate consolidated Indebtedness to Sellers’ aggregate Adjusted Tangible Net Worth to exceed 20:1 at any time;

(b) Section 14(g)(ii)(C) is hereby amended by deleting subclause (C) in its entirety and replacing it with the following:

Sellers shall maintain unrestricted cash greater than or equal to $7,500,000 for the period from January 26, 2005 to the earlier of (i) February 28, 2005 or (ii) the closing of the Public Offering. After the earlier of (i) February 28, 2005 or (ii) the closing of the Public Offering, Sellers shall maintain unrestricted cash greater than or equal to $10,000,000; and

SECTION 3. Conditions Precedent. This Amendment Number Two shall become effective on the date on which the Buyer shall have received the following:

(a) this Amendment Number Two, executed and delivered by duly authorized officers of each of the Sellers and the Buyer; and

(b) such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 4. Representations. In order to induce the Buyer to execute and deliver this Amendment Number Two, the Sellers hereby represent to the Buyer that (i) no Default or Event of Default has occurred prior to the date hereof and is continuing on the date hereof and (ii) as of the date hereof, after giving effect to this Amendment Number Two, the Sellers are in full compliance with all of the representations and warranties, covenants and any other terms and conditions of the Master Repurchase Agreement and the other Program Documents. In addition, each Seller hereby represents and warrants that no event has occurred that constitutes or should reasonably be expected to constitute a Material Adverse Change with respect to it.

SECTION 5. Governing Law. THIS AMENDMENT NUMBER TWO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE.

SECTION 6. Counterparts. This Amendment Number Two may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 7. Limited Effect. Except as expressly amended and modified by this Amendment Number Two, the Master Repurchase Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Two need not be made in the Master Repurchase Agreement or any other instrument or document executed in connection therewith or herewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Master Repurchase Agreement, any reference in any of such items to the Master Repurchase Agreement being sufficient to refer to the Master Repurchase Agreement as amended hereby.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number Two to be executed and delivered by their duly authorized officers as of the day and year first above written.

ECC CAPITAL CORPORATION, as Seller

By:

Name:

Title:

ENCORE CREDIT CORP., as Seller

By:

Name:

Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Buyer

By:

Name:

Title: